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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98038, 333-12097, 333-50639, 333-60869 and
333-68205) of Gadzooks, Inc. of our report dated March 6, 2000 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP


Fort Worth, Texas
April 25, 2000